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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  May 16, 1997

                            PROCOM TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

         California                      0-21653              33-0268063
(State or other jurisdiction of       (Commission           (IRS Employer
 incorporation or organization)        File Number)       Identification No.)


             2181 Dupont Drive, Irvine, CA                   92715
        (Address of principal executive office)           (Zip Code)

                                 (714) 852-1000
              (Registrant's telephone number, including area code)


              (Former name, former address and former fiscal year,
                         if changed since last report.)
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ITEM 8.  CHANGE IN FISCAL YEAR.

        On May 16, 1997, the Board of Directors of Procom Technology, Inc. (the "Company") approved a change in the fiscal year of the Company. For the last several years, the Company has employed a "4-4-5" financial reporting system, where the fiscal year ends on the last Friday of July, and each fiscal quarter ends on the last Friday of October, January, April and July.

        The Board authorized the Company to change its financial reporting system so that each reporting period will end on the last calendar day of such period. Accordingly, the last day of the Company's quarterly reporting periods will now be October 31, January 31, April 30 and July 31, and the last day of the Company's fiscal year will now be July 31.

        This change will add four days to the fiscal quarter and fiscal year ended July 31, 1997. The transition to this new fiscal year end shall be reported in the Company's Report on Form 10-K for the year ended July 31, 1997.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        PROCOM TECHNOLOGY, INC.



Date:  June 2, 1997                     By:       /s/ ALEX RAZMJOO
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                                        Alex Razmjoo
                                        Chairman, President and
                                        Chief Executive Officer




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